Exhibit 10.11

【江西镭博钛电子科技】有限公司

原材料采购框架合同

甲方（需方）：江西镭博钛电子科技有限公司　　　　合同编号 NO：20210158

成立国家：　　　　签订地点：

注册地址：江西省新余市高新开发区光伏路 756 号亿铂工业园内

公司编号(如有)：

乙方（供方）：湖北鼎龙控股股份有限公司　　　　签订时间：[2021]年[1]月[1]日

成立国家：

注册地址：中国湖北省武汉市经济开发区东荆河路 1 号

公司编号(如有)：

经甲、乙双方友好协商，本着互信互惠、诚实信用原则，根据《中华人民共和国合同法》之规定，就双方之间发生的原材料采购交易，特订立本框架合同，内容如下：

一、 订购产品名称、品种、规格、工艺等规定：

序号	名称	品种	规格	采购规模	工艺
1	碳粉-彩粉				
2					
3					
4					

双方应就每次交易在合意达成后共同确认书面订单。如双方交易时合意达成的订单列明的产品名称、品种、规格、工艺规定与上表存在任何不符之处，以订单为准。

二、 订购产品的计量方法、数量、价格

产品以数量计价，数量、价格以双方交易时合意达成的订单为准。

三、 产品的质量要求

1、产品质量按照中华人民共和国相关国家标准或行业标准执行，以双方确认的样品验收合格后，双方签订的质量标准为准。

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2、供方需严格按照经需方认可的质量和技术规格要求生产和供应产品，未经需方事先书面同意，不得对产品本身有任何改变。

四、 包装要求

1、供方提供的产品包装应能良好的防护产品在运输和存储过程中不受损害。
2、因包装不当引起的产品损害及对需方因此造成的损失等，由供方按实际损失数量或金额进行赔偿。
3、供方应当保证在需方开箱验货前，包装应当完好无损。否则，因此产生的货物质量或数量缺损应由供方自行承担。

五、 产品的交货、运输

1、交货地点为需方指定的地点。货物交需方指定的收货人，并由其签收。供方负责产品的运输及装卸，运输过程中发生的运输费用，保险、保管、货物丢失及毁损的风险由供方承担。
2、需方指定的地点及指定的收货人发生变更，应事先书面通知供方。
3、交货日期以具体的订单中的规定为准。供方须按需方规定的交货时间及数量按时保质交货，如供方未能及时通知需方取货，则视为延迟交货。
4、需方收货后按双方确定的质量标准进行验收，若有质量不符合的产品，双方协商处理。
5、如乙方不能或预计可能难以按时交付全部或部分货物，乙方应不晚于知道或应当知道相关异常情况之日起 1 个工作日内将相应原因及预计交货日期通知甲方，并按甲方的要求确定后续处理方案。

六、 货款付款方式及期限

1、需方应支付供方的货款，按双方约定的账期，每月结算一次。每月 10-15 日（节假日顺延）以银行转账方式支付上月到期的货款，结算货币为人民币。
2、供方应依据税法规定，在双方约定的时间内，开具合法有效且符合销项税率的发票。

供方的银行账户为：以实际交易账户为准
开户行：
账户名称：
账户号码：

七、 对产品品种、数量、质量提出异议

1、对于产品品种、数量的异议，应在货物交接时提出，对于整箱包装内的数量短缺，需方可在使用过程中反馈供方补充。
2、对于产品质量的异议应在产品交接后 2 周内提出，由供方予以补救解决。需方对供方产品所行使的检验，并不能免除供方对产品质量的责任。
3、需方认定供方产品存在质量问题，有权提出退货。因退货产生的货款、运费等费用，由供方承担。

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八、 法律适用

本合同适用中华人民共和国法律。

九、 争议解决

甲、乙双方基于本合同而发生或与本合同有关的一切争议，双方应及时协商解决，协商不成时，由有管辖权的法院裁决。

十、 违约责任

任何一方违反本合同约定而对另一方造成损害，受害方有权要求对方赔偿其所受的损失。

十一、 不可抗力

1、因本合同订立当日所无法预见的，及在任何一方合理的控制能力范围之外的情形所造成该方延迟或无法履行本合同中的义务，则该方不被视作违反本合同，无须向另一方负责，履行相关义务的期限可以相应延长。这些情形包括，但不限于，天灾、建筑物毁坏、战争、暴乱、火灾、爆炸、水灾、政府当局行为或行业行为。
2、由于上述情形而造成延迟或无法履行本合同规定义务的一方，应立即通知另一方，并合理地尽其努力，将此类情形对其履行义务的影响降至最低，而且在此类情形结束之后，马上就此通知另一方，并继续完全履行本合同规定的义务。

十二、 知识产权

供方保证，产品不存在知识产权瑕疵；产品所使用的商标、专利等知识产权为其合法拥有或合法使用的知识产权。供方保证，需方购买并使用产品不会遭受任何第三方提出的知识产权侵权指控，和需方不需承担任何因使用供方提供的原材料、产品的法律责任。如需方因此遭受任何第三方提出的侵犯知识产权的指控，供方应全额赔偿其损失，该损失包括但不限于诉讼费、仲裁费、律师费、调查取证费、公证费、交通费、差旅费、任何第三方需收取的费用、第三方主张的赔偿金以及因此支出的其他合理费用。

十三、 终止

若甲、乙双方任何一方违约而无法继续履行合同，守约方均可解除合同，解除合同后 7 日内应结清所有费用。

十四、 有效期

本合同自甲、乙双方签字盖章之日起生效，有效期为二年。如在本协议商定到期之日甲方仍有余款未结清，本协议依然生效至所有款项结清时起正式解除。

本合同期限届满前一个月内，双方可对合同的续期问题另行商议。

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十五、 保密

除非甲方事先同意，乙方不得直接和/或间接采取披露、泄露、转让、许可或其他任何形式将甲方保密信息提供给第三方。若根据有关法律、司法或行政程序，需要披露保密信息，则乙方应在披露有关保密信息之前的合理时间内通知甲方，并应配合甲方采取适当和有效的措施以依法避免或限制对保密信息的披露。

十六、 文本

本合同一式两份，甲、乙双方各执壹份，具有同等效力。

十七、 其他

乙方应具备合法经营资格，负责提供合法经营证明文件，在供貨过程中不得违反国家相关法律法规，如有违规行为导致一切责任由甲方负责

十八、

本合同未尽事宜，由甲、乙双方另行签订补充协议进行约定。

此页无正文，为《江西镭博钛电子科技有限公司采购框架合同》之签字页

甲方（需方）：江西镭博钛电子科技有限公司	乙方（供方）：湖北鼎龙控股股份有限公司
单位名称（章）：	单位名称（章）：
单位地址：江西省新余市高新开发区光伏路 756 号亿铂工业园内	单位地址：中国湖北省武汉市经济开发区东荆河路 1 号
法定代表人：杨启龙	法定代表人：
委托代理人：	委托代理人：

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JIANGXI LEIBOTAI E-TECH CO.,LTD.

Purchase agreement

Contract number：NO 20210158

Party A（The buyer）：JIANGXI LEIBOTAI E-TECH CO.,LTD

Country of Registration：

Registered address：Yibo Industrial Park, no. 756, Photovoltaic Road, Xinyu High-tech Development Zone, Jiangxi Province

Party B（The supplier）：Hubei DingLong Co., Ltd

Country of Registration：

Registered address：NO.1 Dongjinghe Road, Wuhan Economic Development Zone, Hubei Province, China

Signing date：01/01/2021

Pursuant to the contract laws and regulations of the People’s Republic of China, the Party A and the Party B, on the basis of equality through negotiations, have reached an agreement with respect to the matter that the purchase of raw materials between them, and hereby execute this Contract.

I、 Regulations on the name, variety, specification, and craftsmanship of the ordered product

Serial number	name	variety	specification	Purchase scale	craftsmanship
1	Color Toner
2
3
4

Both parties shall confirm the written order for each transaction after reaching an agreement. The order shall prevail If the product name, variety, specifications, and craftsmanship specified in the order agreed by both parties to the transaction are inconsistent with the above table.

II、Measurement method, quantity and price of the ordered products

Products shall be priced in quantity and the quantity and price shall be subject to the order mutually agreed upon by both parties during the transaction.

III、 Product quality requirements

1、Product quality shall be subject to the relevant national standards or industrial standards of the People’s Republic of China. The quality standard signed by both parties shall prevail after the acceptance of the samples confirmed by both parties.

2、The Supplier shall produce and supply the products in strict accordance with the quality and technical specifications requirements which is approved by the Demander. Without the prior written consent of the Demander, no changes shall be made to the products.

IV、Packaging requirements

1、 The product packaging provided by the Supplier shall be able to protect the product from damage during transportation and storage.

2、The supplier shall compensate the demander based on the actual quantity or amount of damage to the product caused by improper packaging and the loss caused thereby.

3、The supplier shall ensure that the packaging is intact before the demander opens the box for inspection. Otherwise, the resulting loss of quality or quantity of goods shall be borne by the supplier..

V、 Delivery and transportation

1、The place of delivery is the place designated by the buyer. The goods shall be delivered to the consignee designated by the buyer and signed for. The supplier shall be responsible for the transportation, loading and unloading of the product, and the risk of transportation, insurance, warehousing, loss and damage of the goods incurred during the transportation of the product shall be borne by the supplier.

2、If the place designated by the purchaser and the consignee changes, the supplier shall be notified in advance in writing.

3、 The delivery date is subject to the regulations of the specific order. The supplier shall deliver on time and quality according to the delivery time and quantity specified by the demander. If the supplier fails to notify the buyer to pick up the goods in time, it shall be deemed as delayed delivery.

4、After receiving the goods, the Demander shall conduct inspection and acceptance according to the quality standards determined by both parties. If there is any product that does not meet the quality standards, the two parties shall negotiate and deal with it.

5、If Party B is unable or estimated to be unable to deliver all or part of the goods on time, Party B shall notify Party A of the corresponding reason and estimated delivery date within 1 working day after knowing the relevant abnormal situation, and determine the follow-up treatment plan according to Party A’s requirements.

VI、 Payment method and Payment term

1、The Demander shall pay the supplier according to the agreed accounting period, and the settlement shall be made once a month. From the 10th to the 15th of each month (holidays are postponed), the payment due last month shall be paid by bank transfer, and the settlement currency shall be RMB.

2、The supplier shall issue legally valid invoices with the correct output tax rate within the time agreed by both parties in accordance with the provisions of the tax law.

The bank account of the supplier:

Bank name:

Account Name:

Account No. :

VII、To raise objections to the variety, quantity and quality of the products

1、Any objection to the product variety and quantity shall be raised at the time of delivery of the goods. For the quantity shortage in the FCL, the Demander can feed back to the Supplier to supplement it during use.

2、 Any objection to product quality shall be raised within 2 weeks after product handover and shall be remedied by the supplier. The inspection performed by the buyer on the supplier’s products does not relieve the supplier of its responsibility for product quality.

3、 The buyer shall have the right to return the goods if it determines that the supplier’s products have quality problems. The payment for goods, freight and other expenses incurred due to the return of goods shall be borne by the Supplier.

VIII、Applicable law

The Contract shall be governed by the laws of the People’s Republic of China.

IX、Dispute Resolution

Any dispute between Party A and Party B arising out of or in connection with this Contract shall be settled by both parties through negotiation in a timely manner. In case no agreement can be reached through negotiation, such dispute shall be settled by the court having jurisdiction over this Contract.

X、Responsibility for breach of contract

If either party breaches this contract and causes damage to the other party, the injured party shall have the right to claim compensation for the loss suffered by the other party.

XI、Force majeure

1、If the party delays or fails to perform its obligations under this contract due to unforeseen circumstances on the date of signing this contract and circumstances beyond the reasonable control of any party, the party shall not be deemed to have violated this contract, nor Should be regarded as a breach of contract and assume responsibility for the other party, the performance period of the relevant obligations can be extended accordingly. These situations include but are not limited to natural disasters, building destruction, wars, riots, fires, explosions, floods, and government or industry actions.

2、If there is a delay or failure to perform the obligations of this contract due to the above circumstances, the other party shall be notified immediately, and reasonable efforts shall be made to minimize the impact of the above circumstances on the performance of the obligations, and the other party shall be notified immediately after the above circumstances are over, Continue to fully perform the obligations stipulated in the contract.

XII、Intellectual Property

The supplier guarantees that the product does not have intellectual property defects; the trademark, patent and other intellectual property rights used by the product are the intellectual property rights legally owned or used by the product. The supplier guarantees that the buyer will not be accused by any third party of infringement of intellectual property rights due to the purchase and use of its products, and the buyer shall not bear any legal liabilities arising from the use of raw materials and products provided by the supplier. If the buyer suffers any allegations of intellectual property rights brought by a third party, the supplier shall compensate its losses in full, including but not limited to litigation fees, arbitration fees, attorney fees, investigation and evidence collection fees, notary fees, transportation fees, travel expenses, any fees charged by the three parties, the compensation claimed by the third party and other reasonable expenses incurred accordingly.

XIII、Termination

If either party fails to continue to perform the Contract due to breach of contract, the non-breaching party may terminate the Contract and all fees shall be settled within 7 days upon termination of the contract.

XIV、Validity Period

This contract shall come into force upon being signed and sealed by both parties and shall remain valid for two years. If Party A still has outstanding balance on the agreed expiration date of this Agreement, this Agreement will continue to be valid and will be officially terminated after all payments are settled.

Within one month prior to the expiration of the term of this contract, both parties may negotiate to renew this contract.

XV、Confidentiality

Without prior consent of Party A, Party B shall not directly and/or indirectly disclose, divulge, transfer, license or otherwise provide Party A’s Confidential Information to any third party. If it is necessary to disclose Confidential Information in accordance with relevant legal, judicial or administrative procedures, Party B shall notify Party A within a reasonable time prior to the disclosure of such Confidential Information and shall cooperate with Party A to take appropriate and effective measures to avoid or limit the disclosure of such Confidential Information in accordance with the law.

XVI、Text

This contract is made in two originals, with one held by each party and both originals shall be equally authentic.

XVII、Others

Party B shall have legal business qualifications and shall be responsible for providing legal business certificates. Party B shall not violate relevant national laws and regulations during the supply process, and Party A shall be liable for any violation of such laws and regulations

XVIII

Anything not covered herein shall be agreed upon in a supplementary agreement signed by both parties separately.

This page has no main text, it is the signature page of “JIANGXI LEIBOTAI E-TECH CO.,LTD Purchase agreement

Party A (Demander)：

Company Name (Seal)： JIANGXI LEIBOTAI E-TECH CO.,LTD

Company Address: Yibo Industrial Park, No. 756, Photovoltaic Road, Xinyu High-tech Development Zone, Jiangxi Province.

Legal representative: Qilong Yang

Entrusted Agent:

Party B (Supplier) :

Company Name (Seal)：Hubei DingLong Co., Ltd.

Company Address: 1 Dongjinghe Road, Wuhan Economic Development Zone, Hubei Province, China.

Legal representative:

Entrusted Agent: